SCHEDULE OF BUSINESS ACQUISITION PRO-FORMA (Details) - USD ($)	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Business Combination and Asset Acquisition [Abstract]
Revenue	$ 6,895,929	$ 5,417,123
Net (loss)	(14,775,796)	(8,276,745)
Net (loss) attributable to TAOP	$ (14,393,682)	$ (8,015,283)
Basic and Diluted	11,833,830	8,289,241
(Loss) per share – Basic and Diluted	$ (1.25)	$ (1.00)
(Loss) per share attributable to TAOP - Basic and Diluted	$ (1.22)	$ (0.97)